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(LOGO)

                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Arizona
Investors

    Prospective Arizona investors should note that the Fund invests primarily in lower rated bonds, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Fund.

    The Fund may also engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income.



(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

























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